UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 14, 2005


                                KIRBY CORPORATION
             (Exact name of registrant as specified in its charter)


           NEVADA                           1-7615               74-1884980
(State or other jurisdiction of    (Commission File Number)   (I.R.S. Employer
incorporation or organization)                               Identification No.)

        55 WAUGH DRIVE, SUITE 1000                                  77007
              HOUSTON, TEXAS                                      (Zip Code)
(Address of principal executive offices)


               REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:
                                 (713) 435-1000


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.02.  Results of Operations and Financial Condition

     On April 14, 2005, Kirby Corporation issued a press release revising its earnings guidance for the three months ended March 31, 2005. A copy of the press release is attached as Exhibit 99.1 to this report.


Item 9.01.  Financial Statements and Exhibits
       (c)  Exhibits:
            99.1  Press release dated April 14, 2005


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   KIRBY CORPORATION
                                   (Registrant)

                                   By:     /s/ NORMAN W. NOLEN
                                      ----------------------------------------
                                               Norman W. Nolen
                                      Executive Vice President, Treasurer
                                         and Chief Financial Officer

Dated:  April 15, 2005

                                  EXHIBIT INDEX


Exhibit 99.1   Press release dated April 14, 2005